UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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NEBULA ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

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NEBULA ACQUISITION CORPORATION
Four Embarcadero Center, Suite 2100
San Francisco, CA 94111

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 3, 2020

To the Stockholders of Nebula Acquisition Corporation:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Nebula Acquisition Corporation (“Nebula,” “Company,” “we,” “us” or “our”) to be held on June 3, 2020 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 to consider and vote upon the following proposals:

•        a proposal to amend (the “Charter Amendment”) Nebula’s amended and restated certificate of incorporation (the “charter”) to extend the date by which Nebula has to consummate a business combination (the “Extension”) from June 12, 2020 to June 30, 2020 (the “Extended Date”); and

•        a proposal to direct (the “Adjournment Proposal”) the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

Each of the Charter Amendment and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment is to allow Nebula more time to complete Nebula’s previously announced initial business combination (the “Business Combination”) with Open Lending, LLC (“Open Lending”). Nebula’s initial public offering (“IPO”) prospectus and charter provide that Nebula has until June 12, 2020 to complete a business combination. Our board of directors (the “Board”) currently believes that there may not be sufficient time before June 12, 2020 to complete the Business Combination with Open Lending. Accordingly, the Board believes that, as a precautionary matter, we may need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date that Nebula has to consummate a business combination to the Extended Date in order that our stockholders have the opportunity to participate in this investment.

Holders (“public stockholders”) of shares of Nebula’s common stock sold in the IPO (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Nebula believes that such redemption right protects Nebula’s public stockholders from having to sustain their investments for an unreasonably long period if Nebula fails to find a suitable acquisition in the timeframe initially contemplated by its charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment is approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Nebula estimates that the per-share pro rata portion of the trust account will be approximately $10.26 (net of any additional interest that may accrue on the funds held in the trust account) at the time of the special meeting based on the approximately $282.3 million that was in the trust account as of March 31, 2020. The closing price of Nebula’s common stock on May 15, 2020 was $10.25. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.01 more for each share than if such stockholder sold the shares in the open market. Nebula cannot assure stockholders that they will be able to sell their shares of Nebula common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment is not approved and we do not consummate the Business Combination by June 12, 2020, in accordance with our charter, or if the Charter Amendment is approved and we do not file such amendment to our charter, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less $500,000 of interest released to us for working capital purposes and $100,000 of interest to pay dissolution expenses).

The affirmative vote of at least sixty-five percent (65%) of the outstanding shares of our common stock, voting together as a single class, is required to approve the Charter Amendment. Approval of the proposal to direct the chairman of the special meeting to adjourn the special meeting requires the affirmative vote of the majority of the shares present in person or by proxy at the special meeting and voting on the proposal.

The Board has fixed the close of business on May 8, 2020 as the date for determining Nebula stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of Nebula common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment is fair to and in the best interests of Nebula and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” it. In addition, the Board recommends that you vote “FOR” the proposal to direct the chairman of the special meeting to adjourn the special meeting.

Under Delaware law and Nebula’s bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment, the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

Dated: May 18, 2020

By Order of the Board of Directors,
/s/ Adam Clammer
Co-Chairman of the Board of Directors

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Charter Amendment.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 3, 2020: This notice of meeting and the accompany proxy statement are available at http://www.astproxyportal.com/ast/21954.

NEBULA ACQUISITION CORPORATION
Four Embarcadero Center, Suite 2100
San Francisco, CA 94111

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 3, 2020
PROXY STATEMENT

The special meeting (the “special meeting”) of stockholders of Nebula Acquisition Corporation (“Nebula,” “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on June 3, 2020 at 11:00 a.m, local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 to consider and vote upon the following proposals:

•        a proposal to amend (the “Charter Amendment”) Nebula’s amended and restated certificate of incorporation (the “charter”) to extend the date by which Nebula has to consummate a business combination (the “Extension”) from June 12, 2020 to June 30, 2020 (the “Extended Date”); and

•        a proposal to direct (the “Adjournment Proposal”) the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

The Charter Amendment is essential to the overall implementation of our board of director’s (the “Board”) plan to extend the date that Nebula has to complete a business combination. The purpose of the Charter Amendment is to allow Nebula more time to complete Nebula’s previously announced initial business combination (the “Business Combination”) with Open Lending, LLC (“Open Lending”). The Board currently believes that there may not be sufficient time before June 12, 2020 to complete the Business Combination with Open Lending. Accordingly, the Board believes that, as a precautionary matter, we may need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date that Nebula has to consummate a business combination to the Extended Date in order that our stockholders have the opportunity to participate in this investment.

The affirmative vote of at least sixty-five percent (65%) of the outstanding shares of our common stock, voting together as a single class, is required to approve the Charter Amendment. Approval of the proposal to direct the chairman of the special meeting to adjourn the special meeting requires the affirmative vote of the majority of the shares present in person or by proxy at the special meeting and voting on the proposal.

Holders (“public stockholders”) of shares of Nebula’s common stock (“public shares”) sold in Nebula’s initial public offering may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment is approved by the requisite vote of stockholders (and not abandoned), the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of the business combination when it is submitted to the stockholders.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $282.3 million that was in the trust account as of March 31, 2020. In such event, Nebula may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment is not approved and we do not consummate the Business Combination by June 12, 2020, in accordance with our charter, or if the Charter Amendment is approved and we do not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding

i

up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less $500,000 of interest released to us for working capital purposes and $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Prior to the IPO, Nebula’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of Class B common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “founder shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to Nebula’s warrants, which will expire worthless in the event we wind up.

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, then our sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our company. We have not asked our sponsor to reserve for such indemnification obligations. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the trust account, the funds available for our initial business combination and redemptions could be reduced to less than $10.00 per public share. In such event, we may not be able to complete our initial business combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. None of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Charter Amendment proposal will constitute consent for Nebula to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by Nebula to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now, will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Charter Amendment is approved.

The record date for the special meeting is May 8, 2020. Record holders of Nebula common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 27,500,000 shares of Nebula Class A common stock, par value $0.0001 per share, and 6,875,000 shares of Nebula Class B common stock, par value $0.0001 per share, issued and outstanding, respectively. Nebula’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated May 18, 2020 and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting of stockholders to be held on Wednesday, June 3, 2020 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Nebula is a blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses. In January 2018, Nebula consummated its IPO from which it derived gross proceeds of $275 million, including proceeds from the exercise of the underwriters’ over-allotment option. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, June 12, 2020). The Board believes that it is in the best interests of the stockholders to continue Nebula’s existence until the Extended Date in order to allow Nebula more time to complete such business combination and is submitting this proposal to the stockholders to vote upon. In addition, we are proposing a measure to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

Q. What is being voted on?

A. You are being asked to vote on:

•   a proposal to amend Nebula’s charter to extend the date by which Nebula has to consummate a business combination to the Extended Date; and

•   a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

The Charter Amendment proposal is essential to the overall implementation of the Board’s plan to extend the date that Nebula has to complete a business combination. Approval of the Charter Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the stockholders’ approval of the Charter Amendment proposal will constitute consent for Nebula to remove the Withdrawal Amount from the trust account, deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for Nebula’s use in connection with consummating a business combination on or before the Extended Date.

If the Charter Amendment proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. Nebula cannot predict the amount that will remain in the trust account if the Charter Amendment proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $282.3 million that was in the trust account as of March 31, 2020. In such event, Nebula may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by June 12, 2020, or if the Charter Amendment proposal is approved and we have not consummated a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less $500,000 of interest released to us for working capital purposes and $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Nebula’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. Nebula will pay the costs of liquidation from its remaining assets held outside of the trust account.

Q. Why is the Company proposing the Charter Amendment proposal?

A. Nebula’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combination is consummated on or before June 12, 2020. Accordingly, the trust agreement provides for the trustee to liquidate the trust account and distribute to each public stockholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in Nebula’s charter. As we explain below, Nebula may not be able to complete a business combination by that date. We are asking for an extension of this timeframe in order to complete an initial business combination.

Because Nebula may not be able to complete its previously announced business combination (the “Business Combination”) with Open Lending, LLC (“Open Lending”) within the permitted time period, Nebula has determined, as a precaution, to seek stockholder approval to extend the date by which Nebula has to complete a business combination.

Nebula believes that given Nebula’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Charter Amendment to extend Nebula’s corporate existence.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Charter Amendment?

A. The Board believes stockholders should have an opportunity to evaluate the Business Combination with Open Lending. Accordingly, the Board is proposing the Charter Amendment to extend the date by which Nebula has to complete its previously announced business combination with Open Lending.

The affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of common stock, voting together as a single class, is required to effect an amendment to Nebula’s charter that would extend its corporate existence beyond June 12, 2020. Additionally, Nebula’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case Nebula’s corporate existence is extended. We believe that this charter provision was included to protect Nebula’s stockholders from having to sustain their investments for an unreasonably long period if Nebula failed to find a suitable business combination in the timeframe contemplated by the charter. Given Nebula’s expenditure of time, effort and money on the potential business combinations with Open Lending, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as Nebula is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, we believe the Extension is consistent with Nebula’s charter and IPO prospectus.

Q. How do the Nebula insiders intend to vote their shares?

A. All of Nebula’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment proposal and the Adjournment Proposal.

Nebula’s directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased in the open market by Nebula’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, Nebula’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 6,875,000 founder shares, representing approximately 20% of Nebula’s issued and outstanding common stock. Nebula’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Nebula’s directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment proposal. Any public shares held by affiliates of Nebula may be voted in favor of the Charter Amendment proposal.

Q. What vote is required to approve each of the proposals?

A. Approval of the Charter Amendment will require the affirmative vote of holders of at least sixty-five percent (65%) of Nebula’s outstanding common stock on the record date, voting together as a single class. Approval of the proposal to direct the chairman of the special meeting to adjourn the special meeting requires the affirmative vote of the majority of the shares present in person or by proxy at the special meeting and voting on the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the approval of the Adjournment Proposal. With respect to the Charter Amendment proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Q. What if I don’t want to vote for the Charter Amendment proposal?

A. If you do not want the Charter Amendment to be approved, you must abstain, not vote, or vote against the proposal. If the Charter Amendment is approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

Q. Will you seek any further extensions to liquidate the trust account?

A. Other than the extension until the Extended Date as described in this proxy statement, Nebula does not anticipate seeking any further extension to consummate the Business Combination. Nebula has provided that all holders of public shares, including those who vote for the Charter Amendment, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the stockholder meeting which is scheduled for June 3, 2020. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to future business combinations, or, if Nebula does not consummate a business combination by the Extended Date, such holders shall be entitled to their pro rata portion of the trust account on such date.

Q. What happens if the Charter Amendment is not approved?

A. If the Charter Amendment is not approved and we have not consummated the Business Combination by June 12, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less $500,000 of interest released to us for working capital purposes and $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Nebula’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. Nebula will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

Q. If the Charter Amendment proposal is approved, what happens next?

A. Nebula will continue its efforts to consummate its previously announced business combination with Open Lending.

While Nebula intends to consummate the Business Combination with Open Lending prior to June 12, 2020, Nebula is seeking approval of the Charter Amendment as a precaution, because Nebula recognizes that it is possible that the Business Combination will not be consummated prior to June 12, 2020.

Upon approval of the Charter Amendment proposal by holders of at least sixty-five percent (65%) of the common stock outstanding as of the record date, voting together as a single class, Nebula will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. Nebula will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock and warrants will remain publicly traded.

If the Charter Amendment proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Nebula’s common stock held by Nebula’s directors and officers through the founder shares.

If the Charter Amendment proposal is approved, but Nebula does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less $500,000 of interest released to us for working capital purposes and $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Nebula’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. Nebula will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

Q. Would I still be able to exercise my redemption rights if I vote against the proposed business combination?

A. Unless you elect to redeem all of your shares and the Extension is implemented, you will be able to vote on the Business Combination when it is submitted to stockholders. If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in Nebula’s charter.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, Nebula’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 470 West Avenue, Stamford, CT 06902.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Charter Amendment proposal must be approved by the affirmative vote of at least sixty-five percent (65%) of the outstanding shares as of the record date of Nebula’s common stock, voting together as a single class. The Adjournment Proposal must be approved by the affirmative vote of at least a majority of the shares of common stock present (in person or by proxy) at the special meeting and voting on such proposal.

With respect to the Charter Amendment proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. With respect to the Charter Amendment proposal and the Adjournment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the Charter Amendment and the Adjournment Proposal if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A. Only holders of record of Nebula’s common stock at the close of business on May 8, 2020, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 27,500,000 shares of Class A common stock and 6,875,000 shares of Class B common stock, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with Nebula’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How does the Board recommend I vote?

A. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Charter Amendment is fair to and in the best interests of Nebula and its stockholders. The Board recommends that Nebula’s stockholders vote “FOR” the Charter Amendment. In addition, the Board recommends that you vote “FOR” the Adjournment Proposal.

Q. What interests do the Company’s directors and officers have in the approval of the proposals?

A. Nebula’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, committed loans by them, that if drawn upon, will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal — Interests of Nebula’s Directors and Officers.”

Q. What if I object to the Charter Amendment? Do I have appraisal rights?

A. If you do not want the Charter Amendment to be approved, you must vote against the proposal, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future business combination Nebula proposes. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment. In addition, public stockholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Date. Nebula stockholders do not have appraisal rights in connection with the Charter Amendment under the DGCL.

Q. What happens to the Nebula warrants if the Charter Amendment is not approved?

A. If the Charter Amendment is not approved and we have not consummated a business combination by June 12, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less $500,000 of interest released to us for working capital purposes and $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q. What happens to the Nebula warrants if the Charter Amendment is approved?

A. If the Charter Amendment proposal is approved, Nebula will continue to attempt to consummate its business combination with Open Lending by the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of a business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption or liquidation.

Q. What do I need to do now?

A. Nebula urges you to read carefully and consider the information contained in this proxy statement, including the annex, and to consider how the proposals will affect you as a Nebula stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of Nebula common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Nebula common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my shares of Nebula common stock?

A. If the Extension is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account, including interest (which interest shall be net of taxes payable and working capital amounts released to us). You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to American Stock Transfer & Trust Company, the Company’s transfer agent, at American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219, Attn: Felix Orihuela, Forihuela@astfinancial.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Nebula shares.

Q. Who is paying for this proxy solicitation?

A. Nebula will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A. If you have questions, you may write or call Nebula’s proxy solicitor:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
Banks and brokers: (203) 658-9400
Email: NEBU.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•        the ability of the Company to effect the Charter Amendment or consummate a business combination;

•        unanticipated delays in the distribution of the funds from the trust account;

•        claims by third parties against the trust account; or

•        the ability of the Company to finance and consummate a business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated January 9, 2018 (Registration No. 333-222137) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Registration Statement on Form S-4 (Registration No. 333-237264), which includes a preliminary proxy statement/prospectus relating to the Business Combination, filed with the SEC by Nebula Parent Corp. on March 18, 2020, and any amendments thereto. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND

Nebula

We are a Delaware company incorporated on October 2, 2017 for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

On January 12, 2018, we consummated our IPO of 27,500,000 units, including the exercise of 2,500,000 units of the underwriters’ overallotment option, with each unit consisting of one share of Class A common stock and one-third of one warrant. Each whole warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $275,000,000. On January 12, 2018, simultaneously with the consummation of the IPO, we completed the private sale (the “Private Placement”) of 5,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, Nebula Holdings, LLC (our “sponsor”), generating gross proceeds to the Company of $7,500,000.

The units began trading on January 10, 2018 on the NASDAQ Stock Market under the symbol “NEBUU.” Commencing on March 2, 2018 the securities comprising the units began separate trading. The units, common stock and warrants are trading on the NASDAQ Stock Market under the symbols “NEBUU,” “NEBU,” and “NEBUW,” respectively.

On October 16, 2017, our sponsor purchased 7,187,500 founder shares of Class B common stock for an aggregate price of $25,000. The founder shares are identical to the Class A common stock included in the units sold in our IPO except that the founder shares automatically convert into shares of Class A common stock at the time of our initial business combination and are subject to certain transfer restrictions. Holders of founder shares may also elect to convert their shares of Class B common stock into an equal number of shares of Class A common stock, subject to adjustment, at any time. The sponsor agreed to forfeit up to 937,500 founder shares to the extent that the over-allotment option was not exercised in full by the underwriters so that the founder shares will represent 20% of our issued and outstanding shares after our IPO. In December 2017, the sponsor transferred 25,000 founder shares to each of our then independent directors, at the original per share purchase price. Also in January 2018, another 25,000 founder shares were transferred to one of our independent directors. On January 12, 2018, we were advised by the underwriters’ that it had elected to exercise a portion of the over-allotment option for 2,500,000 additional units for additional gross proceeds of $25 million. The partial exercise resulted in a reduction of 312,500 shares of Class B common stock subject to forfeiture held by the sponsor.

The mailing address of Nebula’s principal executive office is Nebula Acquisition Corporation, Four Embarcadero Center, Suite 2100, San Francisco, CA 94111, and its telephone number is (513) 618-7161.

The Potential Business Combination

On January 5, 2020, Nebula entered into a Business Combination Agreement, as amended (the “Business Combination Agreement”) with Open Lending, BRP Hold 11, Inc., a Delaware corporation (“Blocker”), the Blocker’s sole stockholder, Nebula Parent Corp., a Delaware corporation (“ParentCo”), NBLA Merger Sub LLC, a Texas limited liability company, NBLA Merger Sub Corp., a Delaware corporation, and Shareholder Representative Services LLC, a Colorado limited liability company, as the Securityholder Representative, pursuant to which it is seeking to combine with Open Lending. Nebula has determined that it may need additional time to consummate the Business Combination if it experiences any delays in having the SEC declare the Registration Statement effective. Accordingly, Nebula has determined to seek stockholder approval to extend the date by which it has to complete the Business Combination.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on and the Business Combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event the Business Combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The Special Meeting

Date, Time and Place.    The special meeting of Nebula’s stockholders will be held on June 3, 2020 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of Nebula’s common stock at the close of business on May 8, 2020, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Nebula’s warrants do not carry voting rights.

Votes Required.    The affirmative vote of at least sixty-five percent (65%) of the outstanding shares of our common stock, voting together as a single class, is required to approve the Charter Amendment. The Adjournment Proposal must be approved by the affirmative vote of at least a majority of the shares of common stock present (in person or by proxy) at the special meeting and voting on such proposal. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the effect of a vote against the Charter Amendment and no effect on the Adjournment Proposal. Likewise, abstentions and broker non-votes will have the effect of a vote against the Charter Amendment and no effect on the Adjournment Proposal.

At the close of business on the record date, there were 27,500,000 shares of Class A common stock and 6,875,000 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment to be approved, you should vote against the proposal or abstain from voting on the proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the special meeting scheduled for June 3, 2020, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Charter Amendment, abstain or do not vote.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Charter Amendment and the Adjournment Proposal. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

Nebula has retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $25,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by Nebula. In addition, officers and directors of Nebula may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. Nebula will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. Nebula may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

THE CHARTER AMENDMENT PROPOSAL

Charter Amendment Proposal

Nebula is proposing to amend its charter to extend the date by which Nebula has to consummate a business combination from June 12, 2020 to the Extended Date.

The Charter Amendment is essential to the overall implementation of the Board’s plan to allow Nebula more time to complete its business combination with Open Lending. Approval of the Charter Amendment is a condition to the implementation of the Extension.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by June 12, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less $500,000 of interest released to us for working capital purposes and $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

A copy of the proposed amendment to the charter of Nebula is attached to this proxy statement as Annex A.

Reasons for the Proposal

Nebula’s charter provides that Nebula has until June 12, 2020 to consummate a business combination. While we have entered into the Business Combination Agreement with Open Lending, the Board currently believes that there may not be sufficient time before June 12, 2020 to complete the Business Combination and is seeking the Extension as a precautionary measure. The affirmative vote of the holders of at least sixty-five percent (65%) of all outstanding shares of common stock, voting together as a single class, is required to extend Nebula’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, Nebula’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case Nebula’s corporate existence is extended as described above. Because Nebula continues to believe that a business combination would be in the best interests of Nebula’s stockholders, and because Nebula may not be able to conclude its business combination with Open Lending within the permitted time period, Nebula has determined to seek stockholder approval to extend the date by which Nebula has to complete a business combination beyond June 12, 2020 to the Extended Date.

We believe that the foregoing charter provisions were included to protect Nebula stockholders from having to sustain their investments for an unreasonably long period, if Nebula failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Nebula’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as Nebula is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with Nebula’s charter and IPO prospectus.

If the Charter Amendment Proposal Is Not Approved

If the Charter Amendment proposal is not approved and we have not consummated a business combination by June 12, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes

(less $500,000 of interest released to us for working capital purposes and $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Nebula’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to Nebula’s warrants which will expire worthless in the event we wind up. Nebula will pay the costs of liquidation from its remaining assets held outside of the trust account.

If the Charter Amendment proposal is not approved, the Company will not effect the Extension, and in the event the Company does not complete a business combination on or before June 12, 2020, the trust account will be liquidated and distributed to the public stockholders on a pro rata basis as described above.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment proposal is approved, Nebula will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. Nebula will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock and warrants will remain publicly traded. Nebula will then continue to work to complete a business combination by the Extended Date.

If the Charter Amendment proposal is approved, but Nebula does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less $500,000 of interest released to us for working capital purposes and $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Nebula’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. Nebula will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Charter Amendment proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account and Nebula’s net asset value. Nebula cannot predict the amount that will remain in the trust account if the Charter Amendment proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $282.3 million that was in the trust account as of March 31, 2020.

Redemption Rights

If the Charter Amendment proposal is approved, the Company will provide the public stockholders making the Election, the opportunity to receive, at the time the Charter Amendment becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, including interest (which interest shall be net of taxes payable and working capital amounts released to us). You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JUNE 1, 2020 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OUR TRANSFER AGENT OR TO DELIVER YOUR SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to American Stock Transfer & Trust Company, the Company’s transfer agent, at American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219, Attn: Felix Orihuela, Forihuela@astfinancial.com, prior to the vote for the Charter Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment will not be approved or will be abandoned. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any franchise and income taxes owed on such funds but not yet paid, calculated as of two days prior to the filing of the amendment to the charter. As of March 31, 2020, this would amount to approximately $10.26 per share (net of any additional interest that may accrue on the funds held in the trust account). The closing price of Nebula’s common stock on May 15, 2020 was $10.25. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $0.01 more for each share than if such stockholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent at least two business days prior to the special meeting. If the Charter Amendment is not approved or if it is abandoned, these shares will be returned promptly following the special meeting as described above.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, then our sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our company. We have not asked our sponsor to reserve for such indemnification obligations. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the trust account, the funds available for our initial business combination and redemptions could be reduced to less than $10.00 per public share. In such event, we may not be able to complete our initial business combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. None of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

In the event that the proceeds in the trust account are reduced below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, and our sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. We have not asked our sponsor to reserve for such indemnification obligations and we cannot assure you that our sponsor would be able to satisfy those obligations. Accordingly, we cannot assure you that due to claims of creditors the actual value of the per-share redemption price will not be less than $10.00 per public share.

Required Vote

Approval of the Charter Amendment proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of Nebula’s common stock outstanding on the record date, voting together as a single class. If the Charter Amendment proposal is not approved and Nebula is unable to complete a business combination on or before June 12, 2020, it will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less $500,000 of interest released to us for working capital purposes and $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of Nebula’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment. On the record date, directors and executive officers of Nebula and their affiliates beneficially owned and were entitled to vote 6,875,000 shares of common stock representing approximately 20% of Nebula’s issued and outstanding common stock.

In addition, Nebula’s directors, executive officers and their affiliates may choose to buy shares of Nebula’s public common stock in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment proposal and elected to redeem their shares for a portion of the trust account. Any shares of common stock held by affiliates will be voted in favor of the Charter Amendment proposal.

Interests of Nebula’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that Nebula’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Charter Amendment is not approved and we do not consummate a business combination by June 12, 2020 as contemplated by our IPO prospectus and in accordance with our charter, the 6,875,000 shares of Class B common stock held by Nebula officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 5,000,000 warrants that were acquired simultaneously with the IPO and over-allotment by our sponsor for an aggregate purchase price of $7,500,000, which will expire. Such common stock and warrants had an aggregate market value of approximately $77,218,750 based on the last sale price of Nebula’s Class A common stock and warrants of $10.25 and $1.35, respectively, on Nasdaq on May 15, 2020;

•        In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

•        All rights specified in Nebula’s charter relating to the right of officers and directors to be indemnified by Nebula, and of Nebula’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and Nebula liquidates, Nebula will not be able to perform its obligations to its officers and directors under those provisions;

•        None of Nebula’s executive officers or directors has received any cash compensation for services rendered to Nebula. All of the current members of Nebula’s board of directors are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter; and

•        Nebula’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Nebula’s behalf, such as identifying and investigating possible business targets and business combinations. These individuals have negotiated the repayment of any such expenses upon completion of Nebula’s initial business combination. However, if Nebula fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, Nebula will most likely not be able to reimburse these expenses if the proposed business combination is not completed.

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment proposal is fair to, and in the best interests of, Nebula and its stockholders. The Board has approved and declared advisable adoption of the Charter Amendment proposal, and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.

We are a Delaware company incorporated on October 2, 2017 for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On January 12, 2018, we consummated our IPO of 27,500,000 units, including the exercise of 2,500,000 units of the underwriters’ overallotment option, with each unit consisting of one share of Class A common stock and one-third of one warrant. Each whole warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $275,000,000. On January 12, 2018, simultaneously with the consummation of the IPO, we completed the Private Placement of 5,000,000 Private Placement Warrants at a purchase price of $1.50 per Private Placement Warrant, to our sponsor, generating gross proceeds to the Company of $7,500,000.

Nebula’s IPO prospectus and charter provide that Nebula has until June 12, 2020 to consummate a business combination. While we have entered into the Business Combination Agreement with Open Lending, our board currently believes that there may not be sufficient time before June 12, 2020 to complete a business combination. The affirmative vote of the holders of at least sixty-five percent (65%) of all outstanding shares of common stock, voting together as a single class, is required to extend Nebula’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, Nebula’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case Nebula’s corporate existence is extended as described above. Because Nebula continues to believe that a business combination would be in the best interests of Nebula’s stockholders, and because Nebula may not be able to conclude a business combination within the permitted time period, Nebula has determined to seek stockholder approval to extend the date by which Nebula has to complete a business combination beyond June 12, 2020 to the Extended Date.

Nebula is not asking you to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of common stock, voting together as a single class, is required to effect an amendment to Nebula’s charter that would extend its corporate existence beyond June 12, 2020, except in connection with, and effective upon consummation of, a business combination. Additionally, Nebula’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case Nebula’s corporate existence is extended as described above. We believe that these charter provisions were included to protect Nebula’s stockholders from having to sustain their investments for an unreasonably long period, if Nebula failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Nebula’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as Nebula is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with Nebula’s charter and IPO prospectus.

After careful consideration of all relevant factors, the Board determined that the Charter Amendment is fair to and in the best interests of Nebula and its stockholders.

The Board of Directors recommends that you vote “FOR” the Charter Amendment proposal. The Board of Directors expresses no opinion as to whether you should redeem your public shares.

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Charter Amendment proposal. If the Adjournment Proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the special meeting to a later date (which he would otherwise have under our Amended and Restated Certificate of Incorporation) in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve any of the Charter Amendment proposal.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the special meeting vote for the Adjournment Proposal, the chairman of the special meeting will exercise his or her power to adjourn the meeting as set out above.

All of Nebula’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Adjournment Proposal. On the record date, directors and executive officers of Nebula and their affiliates beneficially owned and were entitled to vote 6,875,000 shares of common stock representing approximately 20% of Nebula’s issued and outstanding shares of common stock.

Recommendation of the Board

The Board recommends that you vote “FOR” the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of May 18, 2020, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our officers and directors; and

•        all our officers and directors as a group.

In the table below, percentage ownership is based on 27,500,000 shares of our Class A common stock, which includes Class A common stock underlying the units sold in our initial public offering, and 6,875,000 shares of our Class B common stock outstanding as of May 18, 2020. Voting power represents the combined voting power of Class A common stock and Class B common stock owned beneficially by such person. On all matters to be voted upon, the holders of the Class A common stock and the Class B common stock vote together as a single class. Currently, all of the shares of Class B common stock are convertible into shares of Class A common stock on a one-for-one basis. The table below does not include the shares of Class A common stock underlying the private placement warrants held or to be held by our officers or sponsor because these securities are not exercisable within 60 days of this report.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Nebula Holdings, LLC (our sponsor)(2)(3)	—	—	6,775,000	98.5%	19.7%
James H. Greene, Jr.	—	—	6,775,000	98.5%	19.7%
Adam H. Clammer	—	—	6,775,000	98.5%	19.7%
Rufina Adams	—	—	—	—	—
David Kerko	—	—	25,000	*	*
Frank Kern	—	—	25,000	*	*
James C. Hale(2)	—	—	25,000	*	*
Ronald Lamb(2)	—	—	25,000	*	*
Glazer Capital, LLC(4)	4,011,354	14.6%	—	—	11.7%
BlueCrest Capital Management Limited(5)	2,438,700	8.9%	—	—	7.1%
Park West Asset Management LLC(6)	2,000,000	7.3%	—	—	5.8%
All directors and executive officers as a group (7 individuals)(2)	—	—	6,875,000	100%	20%

____________

*        less than 1%

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Nebula Acquisition Corporation, Four Embarcadero Center, Suite 2100. San Francisco, CA 94111.

(2)      Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(3)      Nebula Holdings, LLC is the record holder of the shares reported herein. True Wind Capital, LP is the managing member of Nebula Holdings, LLC. Mr. Greene and Mr. Clammer are the managing members of True Wind Capital GP, LLC, the General Partner of True Wind Capital L.P. As such, they may be deemed to have or share beneficial ownership of the Class B Common Stock held directly by Nebula Holdings, LLC. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)      According to a Schedule 13G filed with the SEC on February 14, 2020, Glazer Capital, LLC, a Delaware limited liability company shares voting and dispositive power with Mr. Paul J. Glazer, who serves as the Managing Member of Glazer Capital. The address of the principal business office of each of the reporting persons is 250 West 55th Street, Suite 30A, New York, New York 10019.

(5)      According to a Schedule 13G filed with the SEC on January 16, 2020, BlueCrest Capital Management Limited, a Jersey, Channel Islands company (the “Investment Manager”) shares voting and dispositive power with Michael Platt, who serves as principal, director, and control person of the Investment Manager. The Investment Manager, serves as investment manager to BSMA Limited, a Cayman Islands exempted company (the “Fund”). The address of the principal business office of each of the reporting persons is Ground Floor, Harbour Reach, La Rue de Carteret, St Helier, Jersey, Channel Islands, JE2 4HR.

(6)      According to a Schedule 13G filed with the SEC on January 19, 2018, Park West Asset Management LLC, a Delaware limited liability company (“PWAM”) shares voting and dispositive power with Park West Investors Master Fund, Limited, Park West Partners International, Limited and Peter S. Park with regard to the 2,000,000 units of the Company reported therein. PWAM is the investment manager to (a) Park West Investors Master Fund, Limited (“PWIMF”), a Cayman Islands exempted company that is the holder of 1,782,396 units of the Company and (b) Park West Partners International, Limited, a Cayman Islands exempted company (“PWPI”) that is the holder of 217,604 units of the Company. Peter S. Park is the sole member and manager of PWAM. The address of the principal business office of each of the reporting persons is 900 Larkspur Landing Circle, Suite 165, Larkspur, California 94939.

The table above does not include the shares of common stock underlying the private placement warrants held or to be held by our officers or sponsor because these securities are not exercisable within 60 days of this report.

STOCKHOLDER PROPOSALS

If the Charter Amendment is approved, we anticipate that the 2021 annual meeting of stockholders will be held no later than December 31, 2020. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2020 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to our corporate secretary at the principal executive offices of the Nebula not later than 90 days and earlier than 120 days before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered no earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Morrow Sodali LLC, Nebula’s proxy solicitor, at 470 West Avenue, Stamford, CT 06902, telephone number: (800) 662-5200, email: NEBU.info@investor.morrowsodali.com; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC collect at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Nebula Acquisition Corporation, Four Embarcadero Center, Suite 2100, San Francisco, CA 94111, Attention: Adam H. Clammer, Chief Executive Officer.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than May 25, 2020.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
NEBULA ACQUISITION CORPORATION

June 3, 2020

Nebula Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.      The name of the Corporation is “Nebula Acquisition Corporation” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 2, 2017 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on January 9, 2018;

2.      This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.      The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b)     Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on December 12, 2017, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes and up to $500,000 to fund working capital requirements, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by June 30, 2020 or (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Nebula Holdings, LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5.      The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:

(d)    In the event that the Corporation has not consummated an initial Business Combination by June 30, 2020, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes and up to $500,000 to fund working capital requirements (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public

A-1

Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

6.      The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by June 30, 2020, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes and up to $500,000 to fund working capital requirements, divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.

IN WITNESS WHEREOF, Nebula Acquisition Corporation has caused this Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

NEBULA ACQUISITION CORPORATION
By:
Name: Adam H. Clammer
Title: Chief Executive Officer

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NEBULA ACQUISITION CORPORATION
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
JUNE 3, 2020

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated May 18, 2020, in connection with the Special Meeting to be held on June 3, 2020 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 and hereby appoints Adam H. Clammer, James H. Greene, Jr. and Rufina A. Adams, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Nebula Acquisition Corporation (the “Corporation”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 3, 2020: This notice of meeting and the accompany proxy statement are available at http://www.astproxyportal.com/ast/21954.

Proposal 1 — The Charter Amendment

To amend Nebula’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) from June 12, 2020 to June 30, 2020, and permit holders of public shares to redeem their shares for their pro rata portion of the trust account.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 2 — Adjournment of the Meeting

To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposal.

FOR	AGAINST	ABSTAIN
☐	☐	☐
Dated: _________________________

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.